Consolidated Statements of Operations (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013
Revenue	$ 90	$ 152
Cost of revenue	50	182
Gross profit	40	(30)
Research and development	1,426	772
Selling, general and administrative	4,276	3,129
Total operating expenses	5,702	3,901
Loss from operations	(5,662)	(3,931)
Interest expense, net	(567)	(447)
Other income (expense), net	49	61
Net loss	$ (6,180)	$ (4,317)
Net loss per share:
Basic and diluted (in Dollars per share)	$ (1.27)	$ (81.81)
Weighted average shares used in computing net loss per common share
Basic and diluted (in Shares)	4,865,546	52,768